COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2016
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

23. COMMITMENTS AND CONTINGENCIES

a)	Lease commitments

        The Company has operating lease agreements principally for its office properties in the PRC, Canada, Japan and the United States. Such leases have remaining terms ranging from one to 356 months and are renewable upon negotiation. Rental expenses were $12,187, $15,451 and $17,116 for the years ended December 31, 2014, 2015 and 2016, respectively.

        Future minimum lease payments under non-cancelable operating lease agreements at December 31, 2016 were as follows:

Year Ending December 31:	$
2017	10,502
2018	8,591
2019	7,487
2020	7,112
2021	6,152
Thereafter	65,875

Total	105,719

        The Company also leases machinery and equipment from unaffiliated third parties in the PRC under non-cancellable capital leases. As of December 31, 2016, future minimum lease payments for assets under capital leases to be paid over the remaining terms of up to four years were as follows:

Year Ending December 31:	$
2017	15,497
2018	16,130
2019	9,748
2020	2,384

Total minimum lease payments	43,759
Less: Amount representing interest	3,542

Present value of net minimum lease payments	40,217
Current portion	15,497

Non-current portion	24,720

b)	Property, plant and equipment purchase commitments

        As of December 31, 2016, the commitments for the purchase of property, plant and equipment were $203,217.

c)	Supply purchase commitments

        In order to secure future solar wafers supply, the Company has entered into long-term supply agreements with suppliers in the past several years. Under such agreements, the suppliers agreed to provide the Company with specified quantities of solar wafers, and the Company has made prepayments to the suppliers in accordance with the supply contracts.

        The following is a schedule, by year, of future minimum obligation, using market prices, under all supply agreements as of December 31, 2016:

Year Ending December 31:	$
2017	562,357
2018	446,879

Total	1,009,236

d)	Contingencies

Deutsche Solar AG

        In 2007, the Company entered into a twelve-year wafer supply agreement with Deutsche Solar AG, under which the Company was required to purchase a contracted minimum volume of wafers at pre-determined fixed prices and in accordance with a pre-determined schedule, commencing January 1, 2009. The fixed prices may be adjusted annually at the beginning of each calendar year by Deutsche Solar AG to reflect certain changes in their material costs. The agreement also contains a take-or-pay provision, which requires the Company to pay the contracted amount regardless of whether the Company acquires the contracted annual minimum volumes. In 2009, the Company did not meet the minimum volume requirements under the agreement. Deutsche Solar AG agreed that the Company could fulfill its fiscal 2009 purchase obligation in fiscal 2010. In 2010, the Company fulfilled its 2009 purchase commitment under the agreement but did not meet the minimum purchase obligation for 2010. In 2011, the Company did not meet its purchase commitment for the respective years. The Company believes that the take-or-pay provisions of the agreement are void under German law and, accordingly, as of December 31, 2010 had not accrued for the full $21,144 that would otherwise be due under the take-or-pay provision of the agreement. Rather, the Company assumed that it would be permitted to purchase its 2010 contracted quantity, in addition to its 2011 contracted quantity, in fiscal 2011 and had included the purchase obligation for both years in its evaluation of the loss on the long-term purchase commitments. The Company did not record a loss on firm purchase commitments in any of the three years ended December 31, 2016.

        In December 2011, Deutsche Solar AG gave notice to the Company to terminate the twelve-year wafer supply agreement with immediate effect. Deutsche Solar AG justified the termination with alleged breach of the agreement by the Company. In the notice, Deutsche Solar AG also reserved its right to claim damage of Euro148.6 million in court. The agreement was terminated in 2011. As a result, the Company reclassified the accrued loss on firm purchase commitments reserve of $27,862 as of December 31, 2011 to loss contingency accruals. In addition, the Company made a full bad debt allowance of $17,409 against the balance of its advance payments to Deutsche Solar as a result of the termination of the long-term supply contract. As of December 31, 2016, the accrued amount of $22,654 represents the Company's best estimate for its loss contingency. Deutsche Solar did not specify the basis for its claimed damage of Euro 148.6 million in the notice.

LDK

        In 2007, the Company entered into a three-year agreement with Jiangxi LDK Solar Hi-Tech Co., Ltd., or LDK, under which the Company purchased specified quantities of silicon wafers and LDK converted the Company's reclaimed silicon feedstock into wafers. In June 2008, the Company entered into two long-term supply purchase agreements with LDK in which the Company was required to purchase a contracted minimum volume of wafers at pre-determined fixed prices and in accordance with a pre-determined schedule. In April 2010, the Company sent a notice to LDK and announced termination of these two contracts.

        In July 2010, CSI Cells Co. Ltd., one of the Company's wholly-owned subsidiaries, filed a request for arbitration against LDK with Shanghai International Economy and Trade Arbitration Commission, formerly known as CIETAC Shanghai Branch, in relation to wafer supply contracts the Company entered into with LDK in October 2007, or the 2007 Supply Contract, and in June 2008, or the 2008 Supply Contracts. In December 2012, CIETAC Shanghai Branch awarded RMB248.9 million in compensation plus RMB2.32 million in arbitration expenses to LDK for the damages LDK claimed to have suffered from the alleged breaches by the Company of the 2007 Supply Contract and 2008 Supply Contracts between July 2009 and September 2010, or the 2012 Arbitral Award.

        In February 2013, LDK filed for enforcement of the 2012 Arbitral Award with Jiangsu Suzhou Intermediate People's Court, or the Suzhou Intermediate Court. In 2013, LDK initiated two separate proceedings against the Company in Jiangxi Xinyu Intermediate People's Court, or the Xinyu Intermediate Court, claiming that the Company had forfeited its rights to the initial deposits under the 2007 Supply Contract and 2008 Supply Contracts because of the alleged breaches under these contracts. On October 18, 2013, the Xinyu Intermediate Court stayed these proceedings pending the decision by the Suzhou Intermediate Court as to the 2012 Arbitral Award.

        On September 9, 2015, the Suzhou Intermediate Court ruled in favor of LDK. On October 19, 2015, the Company reached a settlement agreement with LDK, or the 2015 Settlement Agreement. Under the 2015 Settlement Agreement, the Company agreed to pay RMB132.7 million ($20.8 million translated by using the rate in 2015) to LDK and to purchase 64.3 million pieces of silicon wafers from LDK at market price over a three year period starting in or around December 2015, in exchange for which LDK (i) would release the Company from the 2012 Arbitration Award and waive its rights and claims thereunder and (ii) would withdraw its complaints from the Xinyu Intermediate Court and terminate such proceedings. The Suzhou Intermediate Court reviewed the 2015 Settlement Agreement and terminated the enforcement proceeding relating to the 2012 Arbitral Award. The Company has already paid the required amounts and fulfilled its obligations under the 2015 Settlement Agreement. The $20.8 million paid to LDK was recognized as general and administrative expenses in 2015. As of December 31, 2014, the Company had provided a full allowance against the advance to LDK of $9,798, due to the uncertainty of recovery. As of December 31, 2015, the allowance was written-off.

        On May 19, 2016, the Company received a copy of a bill of complaint from Xinyu Intermediate Court, in which LDK's receiver applied to the court for an order to revoke the 2015 Settlement Agreement pursuant to PRC bankruptcy law, and requested us to pay an amount that LDK's receiver alleged to have been waived by LDK under the 2015 Settlement Agreement. On December 1, 2016, Xinyu Intermediate Court heard this case, and now it is pending for the court's further notice.

        In March 2014, LDK filed an application for arbitration with CIETAC, seeking compensation and enforcement expenses for damages LDK claimed to have suffered from the alleged breaches under the 2008 Supply Contracts between October 2010 and December 2013. The Company filed counterclaims against LDK in July 2014. On December 22, 2015, CIETAC ruled to reject both LDK's claims and the Company's counterclaims.

Class Action Lawsuits

        Following the two subpoenas from the SEC in 2010, six class action lawsuits were filed in the U.S. District Court for the Southern District of New York, or the New York cases, and another class action lawsuit was filed in the U.S. District Court for the Northern District of California, or the California case. The New York cases were consolidated into a single action in December 2010. On January 5, 2011, the California case was dismissed by the plaintiff, who became a member of the lead plaintiff group in the New York action. On March 11, 2011, a Consolidated Complaint was filed with respect to the New York action. The Consolidated Complaint alleges generally that the Company's financial disclosures during 2009 and early 2010 were false or misleading; asserts claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder; and names the Company, its chief executive officer and its former chief financial officer as defendants. The Company filed its motion to dismiss in May 2011, which was taken under submission by the Court in July 2011. On March 30, 2012, the Court dismissed the Consolidated Complaint with leave to amend, and the plaintiffs filed an Amended Consolidated Complaint against the same defendants on April 19, 2012. On March 29, 2013, the Court dismissed with prejudice a class action lawsuit filed against us and certain named defendants alleging that the Company's financial disclosures during 2009 and early 2010 were false or misleading and in violation of federal securities law. The court found that the plaintiffs failed to adequately allege a securities law violation and granted the Company's motion to dismiss all claims against all defendants with prejudice. On December 20, 2013, the United States Court of Appeals for the Second Circuit affirmed the district court's order dismissing such class action lawsuit.

        In addition, a similar class action lawsuit was filed against the Company and certain of its executive officers in the Ontario Superior Court of Justice on August 10, 2010. The lawsuit alleges generally that the Company's financial disclosures during 2009 and 2010 were false or misleading and brings claims under the shareholders' relief provisions of the CBCA, Part XX III.1 of the Ontario Securities Act as well as claims based on negligent misrepresentation. In December 2010, the Company filed a motion to dismiss the Ontario action on the basis that the Ontario Court has no jurisdiction over the claims and potential claims advanced by the plaintiff. The court dismissed the Company's motion on August 29, 2011. On March 30, 2012, the Ontario Court of Appeal denied the Company's appeal with regard to its jurisdictional motion. On November 29, 2012, the Supreme Court of Canada denied the Company's application for leave to appeal the order of the Ontario Court of Appeal. The plaintiff's motions for class certification and leave to assert the statutory cause of action under the Ontario Securities Act were served in January 2013 and initially scheduled for argument in the Ontario Superior Court of Justice in June 2013.However, the plaintiff's motions were adjourned in view of the plaintiff's decision to seek an order compelling the Company to file additional evidence on the motions. On July 29, 2013 the Court dismissed the plaintiff's motion to compel evidence. On September 24, 2013 the plaintiff's application for leave to appeal from the July 29 order was dismissed. In September 2014, the plaintiff obtained an order granting him leave to assert the statutory cause of action under the Ontario Securities Act for certain of his misrepresentation claims.

        In January 2015, the plaintiff in the class action lawsuit filed against the Company and certain of its executive officers in the Ontario Superior Court of Justice obtained an order for class certification in respect of certain claims for which he had obtained leave in September 2014 to assert the statutory cause of action for misrepresentation under the Ontario Securities Act, for certain negligent misrepresentation claims and for oppression remedy claims advanced under the CBCA. The Court dismissed the Company's application for leave to appeal and the class action has moved to the merits stage. The Company believes the Ontario action is without merit and the Company is defending it vigorously.

Countervailing and anti-dumping duties

        In October 2011, a trade action was filed with the U.S. Department of Commerce, or USDOC, and the U.S. International Trade Commission, or USITC, by the U.S. unit of SolarWorld AG and six other U.S. firms, accusing Chinese producers of crystalline silicon photovoltaic cells, or CSPV cells, whether or not incorporated into modules, of selling their products (i.e., CSPV cells or modules incorporating these cells) into the United States at less than fair value, or dumping, and of receiving countervailable subsidies from the Chinese authorities. These firms asked the U.S. government to impose anti-dumping and countervailing duties on Chinese-origin CSPV cells. The Company was identified as one of a number of Chinese exporting producers of the subject goods to the U.S. market. The Company also has affiliated U.S. operations that import the subject goods from China.

        On October 9, 2012, the USDOC issued final affirmative determinations with respect to its anti-dumping and countervailing duty investigations on CSPV, cells, whether or not incorporated into modules, from China. On November 7, 2012, the USITC ruled that imports of CSPV cells had caused material injury to the U.S. CSPV industry. As a result of these rulings, the Company is required to pay cash deposits on Chinese-origin CSPV cells imported into the U.S., whether alone or incorporated into modules. The announced cash deposit rates applicable to the Company were 13.94% (anti-dumping duty) and 15.24% (countervailing duty). The Company paid all the cash deposits due under these determinations. A number of parties challenged the determinations of the USDOC and the USITC in appeals to the U.S. Court of International Trade. On August 7, 2015, the U.S. Court of International Trade sustained the USITC's final determination and on December 11, 2015, the U.S. Court of International Trade sustained the USDOC's final determination. Certain of these decisions have also been appealed to the U.S. Court of Appeals for the Federal Circuit. Decisions on those appeals are expected in 2017 or 2018.

        The rates at which duties will be assessed and payable are subject to ongoing administrative reviews.

        The first of these reviews was concluded on July 14, 2015, when the USDOC published its final results of the 2012-2013 administrative reviews of the anti-dumping and countervailing duty orders on CSPV cells. As a result of these decisions, the duty rates applicable to the Company were revised to 9.67% (anti-dumping duty) and 20.94% (countervailing duty). The rates at which duties will be assessed and payable for the 2012-2013 period are subject to ongoing litigation at the U.S. Court of International Trade. Decisions on these appeals are not expected until mid to late 2017.

        The second of these reviews was concluded in June 2016 (anti-dumping duty order) and July 2016 (countervailing duty order) when the USDOC published the final results of the 2013-2014 administrative reviews of the anti-dumping and countervailing duty orders on CSPV cells. As result of these decisions, the anti-dumping duty rate applicable to the Company was changed to 8.52% (from 9.67%). Because the Company was not subject to the second administrative review of the countervailing duty order, its countervailing duty rate remained at 20.94%. The rates at which duties will be assessed and payable for the 2013-2014 period are subject to ongoing litigation at the U.S. Court of International Trade. Decisions on these appeals are not expected until late 2017 or 2018.

        The third and fourth of these reviews for the 2014-2015 period and 2015-2016 period , respectively, are ongoing and are expected to conclude in mid-2017 and mid-2018, respectively. These reviews may result in duty rates that differ from the previous duty rates and cash deposit rates applicable to the Company. These duty rates could materially and adversely affect our U.S. import operations and increase the Company's cost of selling into the U.S. In 2016, a total of $144.3 million cash deposits were paid relating to countervailing and anti-dumping rulings in the U.S., of which $132.2 million were charged into cost of sales. As of December 31, 2016, $3.8 million countervailing and anti-dumping rulings remained in inventories. In addition, the Company booked a true-up provision of $44.1 million primarily associated with prior years' module sales from China to the United States pursuant to the preliminary results of the third administrative review by the U.S. Department of Commerce of anti-dumping and countervailing duty for solar products incorporating solar cells from China ("Solar 1"). Given the significant uncertainty surrounding the investigations and their ultimate resolution, the Company is unable to estimate any additional possible loss or range of loss that may arise from this action.

        The preliminary results of the third administrative review changed the antidumping duty rate applicable to the Company to 30.42% (from 8.52%) and the countervailing duty rate applicable to the Company to 20.98% (from 20.94%). The Company is vigorously contesting the preliminary results in the final phase of this administrative review.

        On December 31, 2013, the U.S. unit of SolarWorld AG filed a new trade action with the USDOC and the USITC accusing Chinese producers of certain CSPV cells and modules of dumping their products into the U.S. and of receiving countervailable subsidies from the Chinese authorities. This trade action also accused Taiwanese producers of certain CSPV cells and modules of dumping their products into the U.S. Excluded from these new actions were those Chinese-origin solar products covered by the Solar 1 rulings described above. The Company was identified as one of a number of Chinese producers exporting the subject goods to the U.S. market.

        On December 15, 2014, the USDOC issued final affirmative determinations with respect to its anti-dumping and countervailing duty investigation on these CSPV products. On January 21, 2015, the USITC ruled that imports of these CSPV products had caused material injury to the U.S. CSPV industry. As a result of these rulings, the Company is required to pay cash deposits on these CSPV products. The announced cash deposit rates applicable to its Chinese CSPV products subject to Solar 2 orders were 30.06% (anti-dumping duty) and 38.43% (countervailing duty). The cash deposit rate applicable to its Taiwanese CSPV products subject to Solar 2 orders varied by solar cell producer. The Company paid all the cash deposits due under these determinations.

        "Chinese CSPV products subject to Solar 2 orders" refer to CSPV products manufactured in mainland China using non-Chinese (e.g., Taiwanese) CSPV cells and imported into the USA during the investigation or review periods of Solar 2. "Taiwanese CSPV products subject to Solar 2 orders" refer to CSPV products manufactured outside of mainland China using Taiwanese CSPV cells and imported into the USA during the investigation or review periods of Solar 2.

        The rates at which duties will be assessed and payable are subject to two ongoing administrative reviews that began in 2016: the first for the 2014-2015 period and the second for the 2015-2016 period.

        Because the Company is not subject to the first administrative reviews of the Chinese orders of Solar 2, its duty rates will remain at 30.06% (anti-dumping duty) and 38.43% (countervailing duty) for its Chinese CSPV products subject to Solar 2 orders during the period of the first administrative review. For its Taiwanese CSPV products subject to the Solar 2 orders, DOC calculated preliminary antidumping margins ranging from 3.50% to 4.20%. Final margins are yet to be determined in the first administrative review, for which the final results are currently scheduled to be issued on July 5, 2017. The final results will set the new cash deposit rate. The second administrative reviews for both the Chinese and Taiwanese orders of Solar 2 are expected to conclude in mid-2018. These reviews may result in duty rates that differ from the cash deposit rates applicable to us. These duties could materially and adversely affect the Company's U.S. import operations and increase its cost of selling into the U.S.

        On September 6, 2012, following a complaint lodged by EU ProSun, an ad-hoc industry association of EU CSPV module, cell and wafer manufacturers, the European Commission initiated an anti-dumping investigation concerning EU imports of CSPV modules and key components (i.e., cells and wafers) originating in China. On November 8, 2012, following a complaint lodged by the same parties, the European Commission initiated an anti-subsidy investigation on these same products.

        On December 6, 2013, the EU imposed definitive anti-dumping and countervailing measures on imports of CSPV modules and key components (i.e., cells) originating in or consigned from China.

        On February 28, 2014, the Company filed separate actions with the General Court of the EU for annulment of the regulation imposing the definitive anti-dumping measures and of the regulation imposing the definitive countervailing measures (case T-162/14 and joined cases T-158/14, T-161/14, and T-163/14). The General Court rejected these actions for annulment. The Company is assessing whether to appeal the judgment before the Court of Justice of the EU.

        On June 20, 2014, the Company filed a request for leave to intervene in two separate actions brought by SolarWorld AG and others before the General Court of the EU for annulment of the undertaking agreement between the European Commission and Chinese exporting producers (cases T-141/14 and T-142/14).

        On November 23, 2015, the Company submitted to the General Court of the European Union requests for the withdrawal of the Company's intervention in cases T-141/14 and T-142/14. On February 1, 2016, the General Court of the EU declared both actions brought by SolarWorld AG and others to be inadmissible and accepted the Company's request for the withdrawal of its intervention. SolarWorld AG and others have appealed before the Court of Justice of the EU (cases C-204/16 P and C-205/16 P). The Company has not intervened in the appeal proceedings.

        On December 5, 2015, the European Commission initiated expiry (sunset) reviews of the anti-dumping and countervailing measures on imports of CSPV modules and key components (i.e., cells) originating in or consigned from China. On March 3, 2017, the European Commission extended the anti-dumping and countervailing measures for 18 months on imports of CSPV modules and key components (i.e., cells) originating in or consigned from China. On the same day, the European Commission initiated a partial interim review limited to the form of the extended measures.

        On June 3, 2015, the Canada Border Services Agency released final determinations of dumping and subsidization which found dumping calculated by way of a Ministerial Specification based on a Non Market Economy finding applicable to all cooperative exporters and ascertained a Canadian Solar-specific subsidies rate of RMB0.014 per Watt. On July 3, 2015 the Canadian International Trade Tribunal determined that a Canadian industry was not negatively affected as a result of imported modules but was threatened with negative impact. As a result of these findings, definitive duties have been imposed on imports of Chinese solar modules into Canada starting on July 3, 2015. The Company does not believe the imposition of these duties will have a material negative effect upon its results of operations because it has significant module manufacturing capacity in Ontario and do not rely on Chinese solar modules to serve its Canadian business.